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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  AUGUST 24, 2005
                                                     -------------------

                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

                         000-33099                                               84-1553046
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
                 (Commission File Number)                             (IRS Employer Identification No.)

           7935 AIRPORT PULLING ROAD, SUITE 201
                        NAPLES, FL                                                   34109
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         (Address of Principal Executive Offices)                                  (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Independent Registered Public Accounting Firm.
    -----------------------------------------------------------

         (i) On August 24, 2005, the Board of Directors of Stellar Technologies, Inc. (the "Company") dismissed L J Soldinger Associates, LLC as the Company's independent accountant.

         (ii) The reports of L J Soldinger Associates, LLC regarding the Company's financial statements as of and for the six months ended June 30, 2004 and as of December 31, 2003 and 2002 and the years then ended did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. L J Soldinger Associates, LLC did not conduct an audit of the Company's financial statements for the fiscal year ended June 30, 2005.

         (iii) During the fiscal years ended June 30, 2005 and 2004, and during the interim period ended August 24, 2005, there were no disagreements with L J Soldinger Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of L J Soldinger Associates, LLC, would have caused it to make reference thereto in its reports regarding the Company's financial statements for such years.

         (iv) The Company requested that L J Soldinger Associates, LLC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated August 30, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) Engagement of Independent Accountant
    ------------------------------------

         (i) On August 24, 2005, the Board of Directors of the Company engaged Malone & Bailey, PC ("Malone & Bailey") as its independent accountant.

         (ii) During the fiscal years ended June 30, 2005 and 2004, the Company did not consult Malone & Bailey regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Malone & Bailey on the Company's financial statements, and Malone & Bailey did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Stellar Technologies, Inc.



Date: August 30, 2005                            By:  /s/ Richard A. Schmidt
                                                    ---------------------------
                                                      Richard A.Schmidt
                                                      Chief Executive Officer


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